Exhibit 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. Prior period amounts have been revised to reflect various changes associated with the Company's reclassification of certain contractual lump sum payments to partners, previously recognized in Other, net, expenses, as either contra Discount revenue or Marketing and promotion expense. Additionally,  the tables reflect changes to the Company's segment allocation methodology due to reorganization of certain businesses, such as Enterprise Growth, across its reportable operating segments.

(Preliminary)

American Express Company
Consolidated Statements of Income

(Millions)

	Quarters Ended
	March 31,		Percentage
	2011	2010	Inc/(Dec)

Revenues
Non-interest revenues
Discount revenue	$3,902	$3,422	14%
Net card fees	537	521	3
Travel commissions and fees	454	385	18
Other commissions and fees	529	500	6
Other	475	425	12
Total non-interest revenues	5,897	5,253	12
Interest income
Interest and fees on loans	1,619	1,775	(9)
Interest and dividends on investment securities	88	117	(25)
Deposits with banks and other	20	13	54
Total interest income	1,727	1,905	(9)
Interest expense
Deposits	137	128	7
Short-term borrowings	-	1	#
Long-term debt and other	456	469	(3)
Total interest expense	593	598	(1)
Net interest income	1,134	1,307	(13)
Total revenues net of interest expense	7,031	6,560	7
Provisions for losses
Charge card	198	227	(13)
Cardmember loans	(120)	688	#
Other	19	28	(32)
Total provisions for losses	97	943	(90)
Total revenues net of interest expense after provisions for losses	6,934	5,617	23

Expenses
Marketing and promotion	709	619	15
Cardmember rewards	1,577	1,211	30
Cardmember services	164	157	4
Salaries and employee benefits	1,522	1,327	15
Professional services	663	561	18
Occupancy and equipment	394	384	3
Communications	95	95	-
Other, net	78	11	#
Total	5,202	4,365	19
Pretax income	1,732	1,252	38
Income tax provision	555	367	51
Net income	$1,177	$885	33
Net income attributable to common shareholders (A)	$1,163	$873	33

# - Denotes a variance of more than 100%.

(A) Represents net income less earnings allocated to participating share awards and other items of $14 million and $12 million for the three months ended March 31, 2011 and 2010, respectively.

(Preliminary)
American Express Company
Condensed Consolidated Balance Sheets

(Billions)

	March 31,	December 31,
	2011	2010

Assets
Cash	$22	$17
Accounts receivable	41	40
Investment securities	11	14
Loans	55	58
Other assets	15	18
Total assets	$144	$147

Liabilities and Shareholders' Equity
Customer deposits	$32	$30
Short-term borrowings	3	3
Long-term debt	61	66
Other liabilities	31	32
Total liabilities	127	131

Shareholders' Equity	17	16
Total liabilities and shareholders' equity	$144	$147

(Preliminary)
American Express Company
Financial Summary

(Millions)

	Quarters Ended
	March 31,		Percentage
	2011	2010	Inc/(Dec)

Total revenues net of interest expense
U.S. Card Services	$3,577	$3,502	2%
International Card Services	1,208	1,135	6
Global Commercial Services	1,121	965	16
Global Network & Merchant Services	1,137	982	16
	7,043	6,584	7
Corporate & Other, including adjustments and eliminations	(12)	(24)	(51)

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$7,031	$6,560	7

Pretax income (loss)
U.S. Card Services	$910	$653	39
International Card Services	240	165	45
Global Commercial Services	265	124	#
Global Network & Merchant Services	476	393	21
	1,891	1,335	42
Corporate & Other	(159)	(83)	91

PRETAX INCOME	$1,732	$1,252	38

Net income (loss)
U.S. Card Services	$555	$414	34
International Card Services	189	139	36
Global Commercial Services	184	85	#
Global Network & Merchant Services	313	253	24
	1,241	891	39
Corporate & Other	(64)	(6)	#

NET INCOME	$1,177	$885	33

# - Denotes a variance of more than 100%.

(Preliminary)
American Express Company
Financial Summary (continued)

	Quarters Ended
	March 31,		Percentage
	2011	2010	Inc/(Dec)
EARNINGS PER COMMON SHARE

BASIC
Net income attributable to common shareholders	$0.98	$0.74	32%

Average common shares outstanding (millions)	1,192	1,185	1%

DILUTED
Net income attributable to common shareholders	$0.97	$0.73	33%

Average common shares outstanding (millions)	1,198	1,191	1%

Cash dividends declared per common share	$0.18	$0.18	-%

Selected Statistical Information

	Quarters Ended
	March 31,		Percentage
	2011	2010	Inc/(Dec)

Return on average equity (A)	27.9%	18.0%
Return on average common equity (A)	27.6%	17.1%
Return on average tangible common equity (A)	35.6%	22.2%
Common shares outstanding (millions)	1,202	1,198	-%
Book value per common share	$14.54	$11.21	30%
Shareholders' equity (billions)	$17.5	$13.4	31%

# - Denotes a variance of more than 100%.

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity.

(Preliminary)
American Express Company
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	March 31,		Percentage
	2011	2010	Inc/(Dec)
Card billed business (A):
United States	$124.1	$108.0	15%
Outside the United States	63.8	53.0	20
Total	$187.9	$161.0	17
Total cards-in-force (millions) (B):
United States	49.4	48.8	1%
Outside the United States	43.0	39.2	10
Total	92.4	88.0	5
Basic cards-in-force (millions) (B) (C):
United States	38.3	37.8	1%
Outside the United States	34.4	31.2	10
Total	72.7	69.0	5

Average discount rate (D)	2.55%	2.55%
Average basic cardmember spending (dollars) (E)	$3,438	$3,012	14%
Average fee per card (dollars) (E)	$39	$37	5%
Average fee per card adjusted (dollars) (E)	$42	$40	5%

(A)  Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts which have no out-of-store spend activity during the prior 12 month period.

(C)  Prior to and including the fourth quarter of 2010, the Company did not have the data necessary to separately report Basic and Supplementary cards-in-force (CIF) for Global Network Services; therefore, all cards-in-force for Global Network Services was reported as Basic CIF. Starting in the first quarter of 2011, as the necessary data became available, the Company began to separately report Basic and Supplementary CIF for Global Network Services.  The Company has accordingly revised prior periods to conform with the current period presentation.

(D)  This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(E)  Average basic cardmember spending and average fee per card are computed from proprietary card activities only.  Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force.  The card fees related to cardmember loans included in interest and fees on loans were $64 million and $51 million for the quarters ended March 31, 2011 and 2010, respectively.  The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans).  The amount of amortization excluded was $54 million and $51 million for the quarters ended March 31, 2011 and 2010, respectively.  The Company presents adjusted average fee per card because management believes that this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)
American Express Company
Selected Statistical Information (continued)

 (Billions, except percentages and where indicated)

	Quarters Ended
	March 31,		Percentage
	2011	2010	Inc/(Dec)
Worldwide cardmember receivables:
Total receivables	$37.7	$33.7	12%
Loss reserves (millions):
Beginning balance	$386	$546	(29)%
Provisions for losses on authorized transactions (A)	160	184	(13)
Net write-offs	(132)	(244)	(46)
Other	7	12	(42)
Ending balance	$421	$498	(15)
% of receivables	1.1%	1.5%
Net write-off rate - USCS	1.7%	1.7%
30 days past due as a % of total - USCS	1.8%	1.9%
Net loss ratio (as a % of charge volume) - ICS/GCS (B)	0.09%	0.38%
90 days past billing as a % of total - ICS/GCS (B)	0.8%	0.9%

Worldwide cardmember loans:
Total loans	$57.8	$57.6	-%
30 days past due loans as a % of total	1.9%	3.3%
Loss reserves (millions):
Beginning balance	$3,646	$3,268	12%
Adoption of GAAP consolidation standard (C)	N/A	$2,531	-
Provisions for losses on authorized transactions	(139)	670	#
Net write-offs - principal	(535)	(1,035)	(48)
Net write-offs - interest and fees	(61)	(114)	(46)
Other	10	(6)	#
Ending balance	$2,921	$5,314	(45)
Ending Reserves - principal	$2,839	$5,161	(45)
Ending Reserves - interest and fees	$82	$153	(46)
% of loans	5.1%	9.2%
% of past due	263%	277%
Average loans	$58.5	$59.3	(1)%
Net write-off rate	3.7%	7.0%
Net interest income divided by average loans (D) (E)	7.9%	8.9%
Net interest yield on cardmember loans (D)	9.2%	10.3%

# - Denotes a variance of more than 100%.

(A)  Represents loss provisions for cardmember receivables consisting of principal (resulting from authorized transactions) and fee reserve components.

(B)  Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in International Card Services and Global Commercial Services are written off to when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write-off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. Therefore, the net write-offs for the first quarter of 2010 include net write-offs of approximately $60 million for International Card Services and approximately $48 million for Global Commercial Services resulting from this write-off methodology change, which increased the net loss ratios and decreased the 90 days past billing metrics for these segments, but did not have a substantial impact on provisions for losses. If these amounts had been excluded from net write-offs, the combined net loss ratio for International Card Services/Global Commercial Services for the first quarter of 2010 would have been 0.13%.

(C)  In accordance with GAAP effective January 1, 2010, which resulted in the consolidation of the American Express Credit Account Master Trust (the Lending Trust), reflecting $29.0 billion of additional cardmember loans along with a $2.5 billion loan loss reserve on the Company's balance sheets.

(D)  See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure.  Management believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(E)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)

American Express Company
Consolidated Statements of Income
(Millions)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Revenues
Non-interest revenues
Discount revenue	$3,902	$4,017	$3,761	$3,680	$3,422
Net card fees	537	534	527	520	521
Travel commissions and fees	454	471	483	434	385
Other commissions and fees	529	519	515	497	500
Other	475	513	503	486	425
Total non-interest revenues	5,897	6,054	5,789	5,617	5,253
Interest income
Interest and fees on loans	1,619	1,676	1,675	1,657	1,775
Interest and dividends on investment securities	88	98	103	125	117
Deposits with banks and other	20	21	16	16	13
Total interest income	1,727	1,795	1,794	1,798	1,905
Interest expense
Deposits	137	140	141	137	128
Short-term borrowings	-	1	-	1	1
Long-term debt and other	456	464	469	472	469
Total interest expense	593	605	610	610	598
Net interest income	1,134	1,190	1,184	1,188	1,307
Total revenues net of interest expense	7,031	7,244	6,973	6,805	6,560
Provisions for losses
Charge card	198	183	89	96	227
Cardmember loans	(120)	37	262	540	688
Other	19	19	22	16	28
Total provisions for losses	97	239	373	652	943
Total revenues net of interest expense after provision for losses	6,934	7,005	6,600	6,153	5,617

Expenses
Marketing and promotion	709	833	871	824	619
Cardmember rewards	1,577	1,334	1,263	1,192	1,211
Cardmember services	164	166	141	127	157
Salaries and employee benefits	1,522	1,570	1,354	1,315	1,327
Professional services	663	908	701	636	561
Occupancy and equipment	394	428	371	379	384
Communications	95	99	92	97	95
Other, net	78	190	167	(12)	11
Total	5,202	5,528	4,960	4,558	4,365
Pretax income	1,732	1,477	1,640	1,595	1,252
Income tax provision	555	415	547	578	367
Net income	$1,177	$1,062	$1,093	$1,017	$885
Net income attributable to common shareholders (A)	$1,163	$1,050	$1,080	$1,004	$873

(A) Represents net income less earnings allocated to participating share awards and other items of $14 million for the quarter ended March 31, 2011, $12 million for the quarter ended December 31, 2010, $13 million for the quarter ended September 30, 2010, $13 million for the quarter ended June 30, 2010 and $12 million for the quarter ended March 31, 2010.

(Preliminary)
American Express Company
Financial Summary

(Millions)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Total revenues net of interest expense
U.S. Card Services	$3,577	$3,728	$3,625	$3,607	$3,502
International Card Services	1,208	1,238	1,163	1,107	1,135
Global Commercial Services	1,121	1,067	1,072	1,023	965
Global Network & Merchant Services	1,137	1,172	1,100	1,051	982
	7,043	7,205	6,960	6,788	6,584
Corporate & Other, including adjustments and eliminations	(12)	39	13	17	(24)

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$7,031	$7,244	$6,973	$6,805	$6,560

Pretax income (loss)
U.S. Card Services	$910	$1,059	$971	$821	$653
International Card Services	240	102	131	191	165
Global Commercial Services	265	140	226	233	124
Global Network & Merchant Services	476	381	410	405	393
	1,891	1,682	1,738	1,650	1,335
Corporate & Other	(159)	(205)	(98)	(55)	(83)

PRETAX INCOME	$1,732	$1,477	$1,640	$1,595	$1,252

Net income (loss)
U.S. Card Services	$555	$700	$595	$516	$414
International Card Services	189	99	144	155	139
Global Commercial Services	184	103	150	112	85
Global Network & Merchant Services	313	259	252	261	253
	1,241	1,161	1,141	1,044	891
Corporate & Other	(64)	(99)	(48)	(27)	(6)

NET INCOME	$1,177	$1,062	$1,093	$1,017	$885

(Preliminary)
American Express Company
Financial Summary (continued)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
EARNINGS PER COMMON SHARE

BASIC
Net income attributable to common shareholders	$0.98	$0.88	$0.91	$0.84	$0.74

Average common shares outstanding (millions)	1,192	1,188	1,193	1,190	1,185

DILUTED
Net income attributable to common shareholders	$0.97	$0.88	$0.90	$0.84	$0.73

Average common shares outstanding (millions)	1,198	1,194	1,199	1,197	1,191

Cash dividends declared per common share	$0.18	$0.18	$0.18	$0.18	$0.18

Selected Statistical Information

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Return on average equity (A)	27.9%	27.5%	25.9%	23.5%	18.0%
Return on average common equity (A)	27.6%	27.2%	25.6%	23.2%	17.1%
Return on average tangible common equity (A)	35.6%	35.1%	33.1%	30.0%	22.2%
Common shares outstanding (millions)	1,202	1,197	1,204	1,202	1,198
Book value per common share	$14.54	$13.56	$13.22	$12.08	$11.21
Shareholders' equity (billions)	$17.5	$16.2	$15.9	$14.5	$13.4

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity.

(Preliminary)
American Express Company
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
Card billed business (A):
United States	$124.1	$131.1	$120.5	$119.7	$108.0
Outside the United States	63.8	66.6	58.8	55.6	53.0
Total	$187.9	$197.7	$179.3	$175.3	$161.0
Total cards-in-force (millions) (B):
United States	49.4	48.9	48.1	49.0	48.8
Outside the United States	43.0	42.1	40.9	39.9	39.2
Total	92.4	91.0	89.0	88.9	88.0
Basic cards-in-force (millions) (B) (C):
United States	38.3	37.9	37.2	37.9	37.8
Outside the United States	34.4	33.7	32.6	31.8	31.2
Total	72.7	71.6	69.8	69.7	69.0

Average discount rate (D)	2.55%	2.52%	2.56%	2.56%	2.55%
Average basic cardmember spending (dollars) (E)	$3,438	$3,629	$3,330	$3,288	$3,012
Average fee per card (dollars) (E)	$39	$38	$38	$37	$37
Average fee per card adjusted (dollars) (E)	$42	$42	$41	$41	$40

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts which have no out-of-store spend activity during the prior 12 month period.

(C)  Prior to and including the fourth quarter of 2010, the Company did not have the data necessary to separately report Basic and Supplementary cards-in-force (CIF) for Global Network Services; therefore, all cards-in-force for Global Network Services was reported as Basic CIF. Starting in the first quarter of 2011, as the necessary data became available, the Company began to separately report Basic and Supplementary CIF for Global Network Services.  The Company has accordingly revised prior periods to conform with the current period presentation.

(D)  This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(E)  Average basic cardmember spending and average fee per card are computed from proprietary card activities only.  Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force.  The card fees related to cardmember loans included in interest and fees on loans were $64 million for the quarter ended March 31, 2011, $63 million for the quarter ended December 31, 2010, $58 million for the quarter ended September 30, 2010, $48 million for the quarter ended June 30, 2010 and $51 million for the quarter ended March 31, 2010.  The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans).  The amount of amortization excluded for these periods were $54 million for the quarter ended March 31, 2011, $51 million for the quarter ended December 31, 2010, $49 million for the quarter ended September 30, 2010, $56 million for the quarter ended June 30, 2010 and $51 million for the quarter ended March 31, 2010.  The Company presents adjusted average fee per card because management believes that this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)
American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Worldwide cardmember receivables:
Total receivables	$37.7	$37.3	$35.1	$34.6	$33.7
Loss reserves (millions):
Beginning balance	$386	$364	$440	$498	$546
Provisions for losses on authorized transactions (A)	160	147	53	55	184
Net write-offs	(132)	(117)	(116)	(121)	(244)
Other	7	(8)	(13)	8	12
Ending balance	$421	$386	$364	$440	$498
% of receivables	1.1%	1.0%	1.0%	1.3%	1.5%
Net write-off rate - USCS	1.7%	1.4%	1.6%	1.6%	1.7%
30 days past due as a % of total - USCS	1.8%	1.5%	1.7%	1.5%	1.9%
Net loss ratio (as a % of charge volume) - ICS/GCS (B)	0.09%	0.09%	0.09%	0.10%	0.38%
90 days past billing as a % of total - ICS/GCS (B)	0.8%	0.9%	0.8%	1.0%	0.9%

Worldwide cardmember loans:
Total loans	$57.8	$60.9	$57.2	$57.3	$57.6
30 days past due loans as a % of total	1.9%	2.1%	2.5%	2.8%	3.3%
Loss reserves (millions):
Beginning balance	$3,646	$4,318	$4,866	$5,314	$3,268
Adoption of GAAP consolidation standard (C)	N/A	N/A	N/A	N/A	$2,531
Provisions for losses on authorized transactions	(139)	16	239	520	670
Net write-offs - principal	(535)	(630)	(728)	(867)	(1,035)
Net write-offs - interest and fees	(61)	(72)	(81)	(92)	(114)
Other	10	14	22	(9)	(6)
Ending balance	$2,921	$3,646	$4,318	$4,866	$5,314
Ending Reserves - principal	$2,839	$3,551	$4,210	$4,743	$5,161
Ending Reserves - interest and fees	$82	$95	$108	$123	$153
% of loans	5.1%	6.0%	7.5%	8.5%	9.2%
% of past due	263%	287%	302%	307%	277%
Average loans	$58.5	$58.5	$57.4	$57.5	$59.3
Net write-off rate	3.7%	4.3%	5.1%	6.0%	7.0%
Net interest income divided by average loans (D) (E)	7.9%	8.1%	8.2%	8.3%	8.9%
Net interest yield on cardmember loans (D)	9.2%	9.3%	9.5%	9.6%	10.3%

(A)  Represents loss provisions for cardmember receivables consisting of principal (resulting from authorized transactions) and fee reserve components.

(B)  Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in International Card Services and Global Commercial Services are written off to when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write-off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. Therefore, the net write-offs for the first quarter of 2010 include net write-offs of approximately $60 million for International Card Services and approximately $48 million for Global Commercial Services resulting from this write-off methodology change, which increased the net loss ratios and decreased the 90 days past billing metrics for these segments, but did not have a substantial impact on provisions for losses. If these amounts had been excluded from net write-offs, the combined net loss ratio for International Card Services/Global Commercial Services for the first quarter of 2010 would have been 0.13%.

(C)  In accordance with GAAP effective January 1, 2010, which resulted in the consolidation of the American Express Credit Account Master Trust (the Lending Trust), reflecting $29.0 billion of additional cardmember loans along with a $2.5 billion loan loss reserve on the Company's balance sheets.

(D)  See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure.  Management believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(E)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
U.S. Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	March 31,		Percentage
	2011	2010	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$2,486	$2,281	9%
Interest income	1,294	1,411	(8)
Interest expense	203	190	7
Net interest income	1,091	1,221	(11)
Total revenues net of interest expense	3,577	3,502	2
Provisions for losses	47	687	(93)
Total revenues net of interest expense after provisions for losses	3,530	2,815	25
Expenses
Marketing, promotion, rewards and cardmember services	1,718	1,324	30
Salaries and employee benefits and other operating expenses	902	838	8
Total	2,620	2,162	21
Pretax segment income	910	653	39
Income tax provision	355	239	49
Segment income	$555	$414	34

# - Denotes a variance of more than 100%.

(Preliminary)
U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	March 31,		Percentage
	2011	2010	Inc/(Dec)

Card billed business	$96.1	$84.9	13%
Total cards-in-force (millions)	40.1	39.5	2%
Basic cards-in-force (millions)	29.8	29.4	1%
Average basic cardmember spending (dollars)	$3,231	$2,884	12%

U.S. Consumer Travel:
Travel sales (millions)	$849	$735	16%
Travel commissions and fees/sales	7.9%	7.8%

Total segment assets	$81.2	$74.9	8%
Segment capital (millions) (A)	$8,000	$5,311	51%
Return on average segment capital (B)	35.1%	15.4%
Return on average tangible segment capital (B)	37.6%	16.8%

Cardmember receivables:
Total receivables	$17.6	$16.6	6%
30 days past due as a % of total	1.8%	1.9%
Average receivables	$17.9	$16.7	7%
Net write-off rate	1.7%	1.7%

Cardmember loans:
Total loans	$49.2	$49.2	-%
30 days past due loans as a % of total	1.8%	3.3%
Average loans	$49.6	$50.5	(2)%
Net write-off rate	3.7%	7.2%
Net interest income divided by average loans (C) (D)	8.9%	9.8%
Net interest yield on cardmember loans (C)	9.1%	10.0%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure.  Management believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(D) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
U.S. Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Revenues
Discount revenue, net card fees and other	$2,486	$2,606	$2,501	$2,496	$2,281
Interest income	1,294	1,330	1,334	1,315	1,411
Interest expense	203	208	210	204	190
Net interest income	1,091	1,122	1,124	1,111	1,221
Total revenues net of interest expense	3,577	3,728	3,625	3,607	3,502
Provisions for losses	47	111	274	519	687
Total revenues net of interest expense after provisions for losses	3,530	3,617	3,351	3,088	2,815
Expenses
Marketing, promotion, rewards and cardmember services	1,718	1,533	1,477	1,410	1,324
Salaries and employee benefits and other operating expenses	902	1,025	903	857	838
Total	2,620	2,558	2,380	2,267	2,162
Pretax segment income	910	1,059	971	821	653
Income tax provision	355	359	376	305	239
Segment income	$555	$700	$595	$516	$414

(Preliminary)
U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Card billed business	$96.1	$103.4	$95.2	$94.6	$84.9
Total cards-in-force (millions)	40.1	39.9	39.9	39.6	39.5
Basic cards-in-force (millions)	29.8	29.7	29.7	29.5	29.4
Average basic cardmember spending (dollars)	$3,231	$3,480	$3,219	$3,212	$2,884

U.S. Consumer Travel:
Travel sales	$0.8	$0.7	$0.8	$0.8	$0.7
Travel commissions and fees/sales	7.9%	8.8%	8.6%	7.9%	7.8%

Total segment assets	$81.2	$91.3	$81.1	$80.8	$74.9
Segment capital (A)	$8.0	$7.4	$7.0	$6.0	$5.3
Return on average segment capital (B)	35.1%	35.0%	32.5%	26.4%	15.4%
Return on average tangible segment capital (B)	37.6%	37.8%	35.1%	28.7%	16.8%

Cardmember receivables:
Total receivables	$17.6	$19.2	$16.5	$17.3	$16.6
30 days past due as a % of total	1.8%	1.5%	1.7%	1.5%	1.9%
Average receivables	$17.9	$17.5	$16.9	$17.1	$16.7
Net write-off rate	1.7%	1.4%	1.6%	1.6%	1.7%

Cardmember loans:
Total loans	$49.2	$51.6	$48.7	$49.0	$49.2
30 days past due loans as a % of total	1.8%	2.1%	2.5%	2.7%	3.3%
Average loans	$49.6	$49.8	$49.1	$49.1	$50.5
Net write-off rate	3.7%	4.4%	5.2%	6.2%	7.2%
Net interest income divided by average loans (C) (D)	8.9%	8.9%	9.1%	9.1%	9.8%
Net interest yield on cardmember loans (C)	9.1%	9.1%	9.3%	9.3%	10.0%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C)  See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure.  Management believes net interest yield on cardmember loan is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(D) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
International Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	March 31,		Percentage
	2011	2010	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$989	$878	13%
Interest income	325	363	(10)
Interest expense	106	106	-
Net interest income	219	257	(15)
Total revenues net of interest expense	1,208	1,135	6
Provisions for losses	5	158	(97)
Total revenues net of interest expense after provisions for losses	1,203	977	23
Expenses
Marketing, promotion, rewards and cardmember services	407	350	16
Salaries and employee benefits and other operating expenses	556	462	20
Total	963	812	19
Pretax segment income	240	165	45
Income tax provision	51	26	96
Segment income	$189	$139	36

# - Denotes variance of more than 100%.

(Preliminary)
International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	March 31,		Percentage
	2011	2010	Inc/(Dec)

Card billed business	$28.4	$24.4	16%
Total cards-in-force (millions)	15.0	15.0	-%
Basic cards-in-force (millions)	10.4	10.4	-%
Average basic cardmember spending (dollars)	$2,735	$2,340	17%

International Consumer Travel:
Travel sales (millions)	$315	$261	21%
Travel commissions and fees/sales	7.6%	7.3%

Total segment assets	$26.7	$21.1	27%
Segment capital (millions) (A)	$2,978	$2,117	41%
Return on average segment capital (B)	25.8%	19.1%
Return on average tangible segment capital (B)	39.4%	25.6%

Cardmember receivables:
Total receivables	$6.5	$5.5	18%
90 days past billing as a % of total (C)	1.0%	1.0%
Net loss ratio (as a % of charge volume) (C)	0.15%	0.53%

Cardmember loans:
Total loans	$8.5	$8.4	1%
30 days past due loans as a % of total	2.4%	3.3%
Average loans	$8.8	$8.8	-%
Net write-off rate	3.2%	5.5%
Net interest income divided by average loans (D) (E)	10.1%	11.8%
Net interest yield on cardmember loans (D)	10.0%	11.7%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in International Card Services are written off to when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write-off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. Therefore, the net write-offs for the first quarter of 2010 include net write-offs of approximately $60 million for International Card Services resulting from this write-off methodology change, which increased the net loss ratio and decreased the 90 days past billing metric for this segment, but did not have a substantial impact on provisions for losses. If this amount had been excluded from net write-offs, the net loss ratio for International Card Services would have been 0.17%.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure.  Management believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(E) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
International Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Revenues
Discount revenue, net card fees and other	$989	$1,010	$926	$864	$878
Interest income	325	346	342	342	363
Interest expense	106	118	105	99	106
Net interest income	219	228	237	243	257
Total revenues net of interest expense	1,208	1,238	1,163	1,107	1,135
Provisions for losses	5	80	64	90	158
Total revenues net of interest expense after provisions for losses	1,203	1,158	1,099	1,017	977
Expenses
Marketing, promotion, rewards and cardmember services	407	458	428	376	350
Salaries and employee benefits and other operating expenses	556	598	540	450	462
Total	963	1,056	968	826	812
Pretax segment income	240	102	131	191	165
Income tax provision (benefit)	51	3	(13)	36	26
Segment income	$189	$99	$144	$155	$139

(Preliminary)
International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Card billed business	$28.4	$30.9	$27.1	$25.5	$24.4
Total cards-in-force (millions)	15.0	15.0	15.0	15.0	15.0
Basic cards-in-force (millions)	10.4	10.4	10.4	10.4	10.4
Average basic cardmember spending (dollars)	$2,735	$2,971	$2,609	$2,449	$2,340

International Consumer Travel:
Travel sales	$0.3	$0.3	$0.3	$0.3	$0.3
Travel commissions and fees/sales	7.6%	8.7%	7.9%	8.0%	7.3%

Total segment assets	$26.7	$25.3	$21.9	$20.6	$21.1
Segment capital (A)	$3.0	$2.2	$2.1	$2.0	$2.1
Return on average segment capital (B)	25.8%	25.1%	23.6%	22.8%	19.1%
Return on average tangible segment capital (B)	39.4%	34.8%	32.1%	30.7%	25.6%

Cardmember receivables:
Total receivables	$6.5	$6.7	$6.2	$5.6	$5.5
90 days past billing as a % of total (C)	1.0%	1.0%	1.0%	1.0%	1.0%
Net loss ratio (as a % of charge volume) (C)	0.15%	0.15%	0.14%	0.15%	0.53%

Cardmember loans:
Total loans	$8.5	$9.3	$8.5	$8.3	$8.4
30 days past due loans as a % of total	2.4%	2.3%	2.8%	3.0%	3.3%
Average loans	$8.8	$8.7	$8.3	$8.3	$8.8
Net write-off rate	3.2%	4.0%	4.3%	4.9%	5.5%
Net interest income divided by average loans (D) (E)	10.1%	10.4%	11.3%	11.7%	11.8%
Net interest yield on cardmember loans (D)	10.0%	10.6%	11.1%	11.4%	11.7%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in International Card Services are written off to when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write-off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. Therefore, the net write-offs for the first quarter of 2010 include net write-offs of approximately $60 million for International Card Services resulting from this write-off methodology change, which increased the net loss ratio and decreased the 90 days past billing metric for this segment, but did not have a substantial impact on provisions for losses. If this amount had been excluded from net write-offs, the net loss ratio for International Card Services would have been 0.17%.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure.  Management believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(E) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
Global Commercial Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	March 31,		Percentage
	2011	2010	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,177	$1,013	16%
Interest income	2	1	100
Interest expense	58	49	18
Net interest expense	(56)	(48)	17
Total revenues net of interest expense	1,121	965	16
Provisions for losses	23	78	(71)
Total revenues net of interest expense after provisions for losses	1,098	887	24
Expenses
Marketing, promotion, rewards and cardmember services	125	114	10
Salaries and employee benefits and other operating expenses	708	649	9
Total	833	763	9
Pretax segment income	265	124	#
Income tax provision	81	39	#
Segment income	$184	$85	#

# - Denotes variance of more than 100%.

(Preliminary)
Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	March 31,		Percentage
	2011	2010	Inc/(Dec)

Card billed business	$36.6	$30.8	19%
Total cards-in-force (millions)	7.1	7.0	1%
Basic cards-in-force (millions)	7.1	7.0	1%
Average basic cardmember spending (dollars)	$5,175	$4,400	18%

Global Corporate Travel:
Travel sales	$4.9	$4.1	20%
Travel commissions and fees/sales	7.4%	7.4%

Total segment assets	$20.5	$17.1	20%
Segment capital (millions) (A)	$3,556	$3,394	5%
Return on average segment capital (B)	15.5%	9.4%
Return on average tangible segment capital (B)	33.5%	20.4%

Cardmember receivables:
Total receivables	$13.3	$11.4	17%
90 days past billing as a % of total (C)	0.7%	0.8%
Net loss ratio (as a % of charge volume) (C)	0.06%	0.28%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in Global Commercial Services are written off to when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write-off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. Therefore, the net write-offs for the first quarter of 2010 include net write-offs of approximately $48 million for Global Commercial Services resulting from this write-off methodology change, which increased the net loss ratio and decreased the 90 days past billing metric for this segment, but did not have a substantial impact on provisions for losses. If this amount had been excluded from net write-offs, the net loss ratio for Global Commercial Services would have been 0.11%.

(Preliminary)
Global Commercial Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Revenues
Discount revenue, net card fees and other	$1,177	$1,130	$1,128	$1,076	$1,013
Interest income	2	2	2	2	1
Interest expense	58	65	58	55	49
Net interest expense	(56)	(63)	(56)	(53)	(48)
Total revenues net of interest expense	1,121	1,067	1,072	1,023	965
Provisions for losses	23	30	21	28	78
Total revenues net of interest expense after provisions for losses	1,098	1,037	1,051	995	887
Expenses
Marketing, promotion, rewards and cardmember services	125	112	109	104	114
Salaries and employee benefits and other operating expenses	708	785	716	658	649
Total	833	897	825	762	763
Pretax segment income	265	140	226	233	124
Income tax provision	81	37	76	121	39
Segment income	$184	$103	$150	$112	$85

(Preliminary)
Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Card billed business	$36.6	$35.9	$33.2	$32.9	$30.8
Total cards-in-force (millions)	7.1	7.1	7.0	7.0	7.0
Basic cards-in-force (millions)	7.1	7.1	7.0	7.0	7.0
Average basic cardmember spending (dollars)	$5,175	$5,083	$4,734	$4,712	$4,400

Global Corporate Travel:
Travel sales	$4.9	$4.6	$4.2	$4.6	$4.1
Travel commissions and fees/sales	7.4%	8.3%	9.3%	7.6%	7.4%

Total segment assets	$20.5	$18.1	$18.4	$17.4	$17.1
Segment capital (A)	$3.6	$3.7	$3.6	$3.5	$3.4
Return on average segment capital (B)	15.5%	12.6%	12.3%	10.9%	9.4%
Return on average tangible segment capital (B)	33.5%	27.1%	26.6%	23.6%	20.4%

Cardmember receivables:
Total receivables	$13.3	$11.3	$12.2	$11.5	$11.4
90 days past billing as a % of total (C)	0.7%	0.8%	0.8%	1.0%	0.8%
Net loss ratio (as a % of charge volume) (C)	0.06%	0.06%	0.06%	0.06%	0.28%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in Global Commercial Services are written off to when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write-off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. Therefore, the net write-offs for the first quarter of 2010 include net write-offs of approximately $48 million for Global Commercial Services resulting from this write-off methodology change, which increased the net loss ratio and decreased the 90 days past billing metric for this segment, but did not have a substantial impact on provisions for losses. If this amount had been excluded from net write-offs, the net loss ratio for Global Commercial Services would have been 0.11%.

(Preliminary)
Global Network & Merchant Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	March 31,		Percentage
	2011	2010	Inc/(Dec)
Revenues
Discount revenue, fees and other	$1,088	$934	16%
Interest income	1	1	-
Interest expense	(48)	(47)	2
Net interest income	49	48	2
Total revenues net of interest expense	1,137	982	16
Provisions for losses	21	21	-
Total revenues net of interest expense after provisions for losses	1,116	961	16
Expenses
Marketing, promotion, rewards and cardmember services	166	166	-
Salaries and employee benefits and other operating expenses	474	402	18
Total	640	568	13
Pretax segment income	476	393	21
Income tax provision	163	140	16
Segment income	$313	$253	24

# - Denotes variance of more than 100%.

(Preliminary)

Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)	Quarters Ended
	March 31,		Percentage
	2011	2010	Inc/(Dec)

Global Card billed business (A)	$187.9	$161.0	17%

Global Network & Merchant Services:
Total segment assets	$14.2	$11.1	28%
Segment capital (millions) (B)	$1,855	$1,361	36%
Return on average segment capital (C)	62.1%	64.9%
Return on average tangible segment capital (C)	66.1%	66.5%

Global Network Services (D):
Card billed business	$26.0	$20.1	29%
Total cards-in-force (millions)	30.2	26.5	14%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(D) Since third quarter of 2010, for non-proprietary retail co-brand partners, Global Network Services metrics exclude cardmember accounts which have no out-of-store spend activity during the prior 12 month period.

(Preliminary)
Global Network & Merchant Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
Revenues
Discount revenue, fees and other	$1,088	$1,115	$1,048	$1,004	$934
Interest income	1	1	1	1	1
Interest expense	(48)	(56)	(51)	(46)	(47)
Net interest income	49	57	52	47	48
Total revenues net of interest expense	1,137	1,172	1,100	1,051	982
Provisions for losses	21	15	13	12	21
Total revenues net of interest expense after provisions for losses	1,116	1,157	1,087	1,039	961
Expenses
Marketing, promotion, rewards and cardmember services	166	172	208	209	166
Salaries and employee benefits and other operating expenses	474	604	469	425	402
Total	640	776	677	634	568
Pretax segment income	476	381	410	405	393
Income tax provision	163	122	158	144	140
Segment income	$313	$259	$252	$261	$253

(Preliminary)
Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Global Card billed business (A)	$187.9	$197.7	$179.3	$175.3	$161.0

Global Network & Merchant Services:
Total segment assets	$14.2	$13.6	$12.3	$11.3	$11.1
Segment capital (B)	$1.9	$1.9	$1.8	$1.8	$1.4
Return on average segment capital (C)	62.1%	61.6%	61.2%	63.8%	64.9%
Return on average tangible segment capital (C)	66.1%	64.3%	62.7%	65.3%	66.5%

Global Network Services (D):
Card billed business	$26.0	$26.9	$23.1	$21.6	$20.1
Total cards-in-force (millions)	30.2	29.0	27.1	27.3	26.5

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(D) Since third quarter of 2010, for non-proprietary retail co-brand partners, Global Network Services metrics exclude cardmember accounts which have no out-of-store spend activity during the prior 12 month period.

(Preliminary)
American Express Company
Components of Return on Average Equity (ROE), Return on Average Common Equity (ROCE),
and Return on Average Tangible Common Equity (ROTCE)
Appendix I

(Millions)

	For the Twelve Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

ROE

Net income	$4,349	$4,057	$3,711	$3,258	$2,578
Average shareholders' equity	$15,564	$14,755	$14,307	$13,863	$14,290
Return on average equity (A)	27.9%	27.5%	25.9%	23.5%	18.0%

Reconciliation of ROCE and ROTCE

Net income	$4,349	$4,057	$3,711	$3,258	$2,578
Preferred shares dividends and related accretion	-	-	-	-	234
Earnings allocated to participating share awards and other	52	51	47	42	30
Net income attributable to common shareholders	$4,297	$4,006	$3,664	$3,216	$2,314

Average shareholders' equity	$15,564	$14,755	$14,307	$13,863	$14,290
Average preferred shares	-	-	-	-	782
Average common shareholders' equity	$15,564	$14,755	$14,307	$13,863	$13,508
Average goodwill and other intangibles	3,487	3,334	3,234	3,157	3,081
Average tangible common shareholders' equity	$12,077	$11,421	$11,073	$10,706	$10,427
Return on average common equity (A)	27.6%	27.2%	25.6%	23.2%	17.1%
Return on average tangible common equity (B)	35.6%	35.1%	33.1%	30.0%	22.2%

(A) Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.

(B) Return on average tangible common equity is computed in the same manner as return on average common equity except the computation of average tangible common shareholders' equity excludes average goodwill and other intangibles.  Management believes that return on average tangible common equity is a useful measure of the profitability of its business.

(Preliminary)
American Express Company
Components of Return on Average Segment Capital (ROSC) and Return on Average Tangible Segment Capital (ROTSC)
Appendix II

(Millions)

	For the Twelve Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

U.S. Card Services
Segment income	$2,366	$2,225	$1,936	$1,498	$827
Average segment capital	$6,746	$6,350	$5,966	$5,664	$5,367
Average goodwill and other intangibles	457	459	454	447	440
Average tangible segment capital	$6,289	$5,891	$5,512	$5,217	$4,927
Return on average segment capital (A)	35.1%	35.0%	32.5%	26.4%	15.4%
Return on average tangible segment capital (A)	37.6%	37.8%	35.1%	28.7%	16.8%

International Card Services
Segment income	$587	$537	$507	$495	$417
Average segment capital	$2,279	$2,136	$2,146	$2,174	$2,183
Average goodwill and other intangibles	788	592	567	561	554
Average tangible segment capital	$1,491	$1,544	$1,579	$1,613	$1,629
Return on average segment capital (A)	25.8%	25.1%	23.6%	22.8%	19.1%
Return on average tangible segment capital (A)	39.4%	34.8%	32.1%	30.7%	25.6%

Global Commercial Services
Segment income	$549	$450	$442	$388	$336
Average segment capital	$3,548	$3,581	$3,587	$3,571	$3,581
Average goodwill and other intangibles	1,908	1,923	1,924	1,930	1,936
Average tangible segment capital	$1,640	$1,658	$1,663	$1,641	$1,645
Return on average segment capital (A)	15.5%	12.6%	12.3%	10.9%	9.4%
Return on average tangible segment capital (A)	33.5%	27.1%	26.6%	23.6%	20.4%

Global Network & Merchant Services
Segment income	$1,085	$1,025	$966	$963	$941
Average segment capital	$1,746	$1,664	$1,578	$1,510	$1,449
Average goodwill and other intangibles	105	70	37	36	34
Average tangible segment capital	$1,641	$1,594	$1,541	$1,474	$1,415
Return on average segment capital (A)	62.1%	61.6%	61.2%	63.8%	64.9%
Return on average tangible segment capital (A)	66.1%	64.3%	62.7%	65.3%	66.5%

(A) Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital.  Return on average tangible segment capital is computed in the same manner as return on average segment capital except the computation of average tangible segment capital excludes average goodwill and other intangibles.  Management believes that return on average tangible segment capital is a useful measure of the profitability of its business.

(Preliminary)
American Express Company
Net Interest Yield on Cardmember Loans
Appendix III

(Millions)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Net interest income	$1,134	$1,190	$1,184	$1,188	$1,307
Average loans (billions)	$58.5	$58.5	$57.4	$57.5	$59.3
Adjusted net interest income (A)	$1,326	$1,371	$1,381	$1,379	$1,498
Adjusted average loans (billions) (B)	$58.3	$58.4	$57.4	$57.4	$59.2
Net interest income divided by average loans (C)	7.9%	8.1%	8.2%	8.3%	8.9%
Net interest yield on cardmember loans (D)	9.2%	9.3%	9.5%	9.6%	10.3%

(A)  Represents net interest income allocated to the Company's cardmember loan portfolio excluding the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember loans.

(B)  Represents average cardmember loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans.

(C)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(D)  Net interest yield on cardmember loans is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation.

(Preliminary)
U. S. Card Services and International Card Services
Net Interest Yield on Cardmember Loans
Appendix IV

(Millions)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
USCS:
Net interest income	$1,091	$1,122	$1,124	$1,111	$1,221
Average loans (billions)	$49.6	$49.8	$49.1	$49.1	$50.5
Adjusted net interest income (A)	$1,112	$1,143	$1,150	$1,145	$1,246
Adjusted average loans (billions) (B)	$49.6	$49.8	$49.2	$49.2	$50.5
Net interest income divided by average loans (C)	8.9%	8.9%	9.1%	9.1%	9.8%
Net interest yield on cardmember loans (D)	9.1%	9.1%	9.3%	9.3%	10.0%

ICS:
Net interest income	$219	$228	$237	$243	$257
Average loans (billions)	$8.8	$8.7	$8.3	$8.3	$8.8
Adjusted net interest income (A)	$214	$228	$231	$234	$253
Adjusted average loans (billions) (B)	$8.7	$8.5	$8.2	$8.2	$8.8
Net interest income divided by average loans (C)	10.1%	10.4%	11.3%	11.7%	11.8%
Net interest yield on cardmember loans (D)	10.0%	10.6%	11.1%	11.4%	11.7%

(A)  Represents net interest income allocated to the Company's cardmember loan portfolio excluding the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember loans.

(B) Represents average cardmember loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans.

(C)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(D)  Net interest yield on cardmember loans is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation.